                                                                  EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS


      We consent to the incorporation by reference in the Form S-3 and related Prospectus of Nalco Chemical Company, for the registration of 98,787 shares of its common stock, of our report dated January 26, 1993 with respect to the consolidated financial statements of Nalco Chemical Company incorporated by reference in its 1992 Annual Report on Form 10-K, and the related financial statement schedules included therein.




                                          ERNST & YOUNG


Chicago, Illinois
April 8, 1994
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